                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                         EPIX MEDICAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
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           (2)  Form, Schedule or Registration Statement No.:
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                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                               EPIX MEDICAL, INC.
                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142

                                                                  April 17, 2001

Dear Stockholder,

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of EPIX Medical, Inc. to be held at 10:00 a.m. on Wednesday, May 23, 2001 at the offices of EPIX Medical, Inc. located at 161 First Street, Cambridge, Massachusetts.

    At the annual meeting, one person will be elected to the Board of Directors. The Company will seek stockholder approval of an increase in the aggregate number of shares for which stock options may be awarded under both the Amended and Restated 1992 Equity Incentive Plan and the 1996 Director Stock Option Plan. The Company will also seek stockholder approval of an increase in the aggregate number of shares of common stock that employees may purchase under the 1996 Employee Stock Purchase Plan. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

    We hope you will be able to attend the annual meeting. Whether you plan to attend or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the annual meeting.

                                          Sincerely,
                                          MICHAEL D. WEBB
                                          Chief Executive Officer

                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                               EPIX MEDICAL, INC.
                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
                                 (617) 250-6000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

    Notice is hereby given that the 2001 Annual Meeting of Stockholders of EPIX Medical, Inc., a Delaware corporation (the "Company") (the "Meeting"), will be held on May 23, 2001, at 10:00 a.m. at the offices of EPIX Medical, Inc., 161 First Street, Cambridge, Massachusetts, to consider and act upon the following matters:

1. To elect one (1) member of the Board of Directors to serve for a term ending in 2004 and until his successor is duly elected and qualified.

2. To approve an amendment to the Company's Amended and Restated 1992 Equity Incentive Plan to increase the number of shares of the Company's common stock which may be granted under such plan by 500,000 shares.

3. To approve an amendment to the Company's 1996 Director Stock Option Plan to increase the number of shares of the Company's common stock which may be granted under such plan by 100,000 shares.

4. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of the Company's common stock which may be purchased under such plan by 50,000 shares.

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on April 9, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                          By order of the Board of Directors,
                                          MICHAEL D. WEBB
                                          SECRETARY

Cambridge, Massachusetts
April 17, 2001

                               EPIX MEDICAL, INC.

                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
                                 (617) 250-6000

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

    This proxy statement, with the enclosed proxy card, is being furnished on behalf of the Board of Directors of EPIX Medical, Inc. for use at the Company's 2001 Annual Meeting of Stockholders to be held on Wednesday, May 23, 2001 at 10:00 a.m. at the offices of EPIX Medical, Inc., 161 First Street, Cambridge, Massachusetts, and at any adjournments thereof.

    When the proxy card of a stockholder is duly executed and returned, the shares represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to one or more proposals, the shares represented by that proxy card will be voted, with respect to the election of directors, for the nominee named herein, and with respect to other proposals, in accordance with the recommendations of the Board of Directors. Stockholders may revoke their proxies at any time prior to any vote at the Meeting by written notice of revocation to the Company's Secretary at or before the Meeting, by submission of a duly executed proxy card bearing a later date or by voting in person by ballot at the Meeting.

    This proxy statement and the enclosed proxy card are being mailed to all stockholders entitled to notice of and to vote at the Meeting on or about April 24, 2001.

                      VOTING SECURITIES AND VOTES REQUIRED

    Holders of the Company's common stock, $0.01 par value per share, of record at the close of business on April 9, 2001, the record date, are entitled to notice of and to vote at the Meeting. On the record date, there were 13,834,083 shares of common stock issued and outstanding, each of which entitles the holder to one vote on each matter submitted to a vote at the Meeting.

    The presence, in person or by proxy, of the holders of a majority of the Company's common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Meeting for purposes of determining whether a quorum exists. Pursuant to the Delaware General Corporation Law and the Company's Restated Certificate of Incorporation and Amended and Restated By-laws (the "By-laws"), the directors are elected by a plurality of the votes properly cast at the Meeting. Abstentions, votes withheld and broker non-votes will not be treated as votes cast for this purpose and will not affect the outcome of the election. A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy.

    The affirmative vote of the holders of a majority of the shares of common stock present, or represented, and entitled to vote at the Meeting is required to approve the proposed amendments to the Company's Amended and Restated 1992 Equity Incentive Plan (the "Equity Plan"), 1996 Director Stock Option Plan (the "Director Plan") and the 1996 Employee Stock Purchase Plan (the "Employee

Purchase Plan"). Broker non-votes will not be counted as present, or represented, and entitled to vote for these purposes and, therefore, will not affect the outcome of the vote. Abstentions will be counted as present, or represented, and entitled to vote and, accordingly, will have the same effect as a vote against the proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of February 28, 2001 by (i) each person known by the Company to own beneficially 5% or more of the common stock,
(ii) each Named Executive Officer (as defined in "Executive Compensation" below), (iii) each of the Company's directors and (iv) all of the Company's directors and current executive officers as a group:

                                                                SHARES      PERCENT
                                                              ----------   ----------
                                                              SHARES OF COMMON STOCK
                                                              BENEFICIALLY OWNED (1)
                                                              -----------------------
Bessemer Venture Partners III L.P. and certain related        1,398,355      10.13%
  persons (2)...............................................
  Bessemer Venture Partners
  1400 Old Country Road
  Suite 407
  Westbury, NY 11590

Schering Berlin Venture Corporation (3).....................  1,112,075       8.06%
  C/o Schering Berlin, Inc.
  340 Changebridge Rd, PO Box 1000
  Montville, NJ 07045

Randall B. Lauffer, Ph.D. (4)...............................    563,822       4.08%

Michael D. Webb (5).........................................    410,466       2.94%

James E. Smith, Ph.D. (6)...................................    123,332          *

Stephen C. Knight, M.D. (7).................................    109,112          *

Susan M. Flint (8)..........................................     68,999          *

Christopher F.O. Gabrieli (9)...............................  1,517,482      10.97%

Luke B. Evnin, Ph.D. (10)...................................     44,897          *

Stanley T. Crooke, M.D., Ph.D. (11).........................     57,067          *

All current executive officers and directors as a group (10   2,929,618      20.51%
  persons) (12).............................................

--------------------------

*   Indicates less than 1%.

 (1) In accordance with SEC rules, beneficial ownership includes any shares to which a person or entity has sole or shared voting power and any shares to which the person or entity has the right to acquire beneficial ownership within 60 days after February 28, 2001 through the exercise of any stock option or warrant. Except as noted below, the Company believes that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 13,809,060 shares of common stock outstanding as of February 28, 2001.

 (2) This information is based solely on Schedule 13G, dated February 14, 2001, filed with the Securities and Exchange Commission (the "Commission") regarding ownership as of December 31, 2000 by Bessemer Venture Partners III L.P., its general partner, Deer III & Co. LLC and the members of Deer III & Co. LLC. The shares beneficially held by Bessemer Venture Partners III L.P. include holdings of Bessemer Securities

     Corporation ("BSC"), which holds a total of 24,260 shares of common stock under the special situations investment plan of BSC which provides that Bessemer Venture Partners III L.P. has voting and investment control with respect to such shares. Does not include 150,439 shares held by members of Deer III & Co. LLC and persons associated with such members of Deer III & Co. LLC.

 (3) This information is based solely on Schedule 13D filed by Schering Berlin Venture Corporation, Schering Berlin, Inc. and Schering Aktiengesellschaft dated June 20, 2000 and filed with the Securities and Exchange Commission.

 (4) Includes 4,000 shares subject to options exercisable within the 60-day period following February 28, 2001.

 (5) Includes 50,000 shares held by Mr. Webb's wife as to which Mr. Webb disclaims beneficial ownership and 158,300 shares subject to options exercisable within the 60-day period following February 28, 2001.

 (6) Includes 67,515 shares subject to options exercisable within the 60-day period following February 28, 2001.

 (7) Includes 109,112 shares subject to options exercisable within the 60-day period following February 28, 2001.

 (8) Includes 14,000 shares subject to options exercisable within the 60-day period following February 28, 2001.

 (9) See footnote (2) above. Mr. Gabrieli, a general partner of Deer III & Co. LLC, disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein or with respect to shares held in his name. Includes 20,000 shares subject to options exercisable within the 60-day period following February 28, 2001.

(10) Includes 12,333 shares subject to options exercisable within the 60-day period following February 28, 2001.

(11) Includes 57,067 shares subject to options exercisable within the 60-day period following February 28, 2001.

(12) See footnotes (4)-(11) above. Includes 473,639 shares subject to options exercisable within the 60-day period following February 28, 2001.

                                   MANAGEMENT

BOARD OF DIRECTORS

    In accordance with Section 2 of Article II of the By-laws, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of five members, classified into three classes as follows: Luke B. Evnin, Ph.D. and Randall B. Lauffer, Ph.D. constitute a class with a term ending in 2003 (the "Class I directors"); and Christopher F. O. Gabrieli and Michael D. Webb constitute a class with a term ending in 2002 (the "Class III directors"). Stanley T. Crooke, M.D., Ph.D constitutes a class with a term which expires at the upcoming Meeting (the "Class II director"). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

    The Board of Directors has voted to set the size of the Board of Directors at five and to nominate Stanley T. Crooke, M.D., Ph.D for election at the Meeting for a term of three years, to serve until the 2004 annual meeting of stockholders, and until his respective successor has been elected and qualified. The Class I directors (Luke B. Evnin, Ph.D. and Randall B. Lauffer, Ph.D.) and the Class III directors (Christopher F. O. Gabrieli and Michael D. Webb) will serve until the annual meetings of stockholders to be held in 2003 and 2002, respectively, and until their respective successors have been elected and qualified.

    Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

NAME                                     AGE              POSITION WITH THE COMPANY
----                                   --------   ------------------------------------------
Christopher F. O. Gabrieli                41      Chairman of the Board
Stanley T. Crooke, M.D., Ph.D.            55      Director
Luke B. Evnin, Ph.D.                      37      Director
Randall B. Lauffer, Ph.D.                 43      Chief Scientific Officer and Director
Michael D. Webb                           42      Chief Executive Officer and Director

    MR. CHRISTOPHER F. O. GABRIELI has served on the Company's Board of Directors since 1994 and as the Chairman of the Board since 1996. Since September 1986, Mr. Gabrieli has been a General Partner at Deer II & Co. LLC, Deer III & Co. LLC and Deer IV & Co. LLC, the General Partners of Bessemer Venture Partners II L.P., Bessemer Venture Partners III L.P. and Bessemer Venture Partners IV L.P., affiliated venture capital partnerships, where he is responsible for the firm's venture capital investment activities in healthcare and the life sciences. He is a co-founder and director of Isis Pharmaceuticals, Inc., and several privately held health care companies.

    DR. STANLEY T. CROOKE has served as a member of the Company's Board of Directors since 1996. He has served as Chairman and Chief Executive Officer of Isis Pharmaceuticals Inc., a pharmaceuticals company, since January 1989.
Dr. Crooke serves on the boards of directors of Valentis, Inc., Axon Instruments, Synsorb Biotech and IDUN Pharmaceuticals, Inc.

    DR. LUKE B. EVNIN has served as a member of the Company's Board of Directors since 1994. He has been a general partner of MPM Capital LLC, an investment firm specializing in biomedical companies since 1998. Previously, Dr. Evnin was a General Partner at Accel Partners, a venture capital firm, where he has been involved in the firm's biomedical investing activities since September 1990. He remains a General Partner of Accel IV, L.P. and Accel V, L.P. He currently serves on the boards of directors of several private companies.

    DR. RANDALL B. LAUFFER, the Company's Chief Scientific Officer, founded the Company in November 1988 and served as the Company's Chief Executive Officer until December 1994, as Chairman of the Board until October 1996 and as Secretary until November 1996. From November 1983 to March 1992, Dr. Lauffer was a member of the faculty of Harvard Medical School, serving most recently as Assistant Professor of Radiology from 1987 to 1992. During this time he was also Director of the NMR Contrast Media Laboratory at Massachusetts General Hospital as well as a NIH Postdoctoral Fellow and a NIH New Investigator.

    MR. MICHAEL D. WEBB has served as the Company's Chief Executive Officer since December 1994; the Company's Secretary since November 1996 and a member of the Company's Board of Directors since 1994. Mr. Webb worked for Ciba-Corning Diagnostics, Inc., a medical instrumentation and diagnostic products company, from April 1989 to December 1994, most recently as Senior Vice President, Worldwide Marketing and Strategic Planning. From 1984 to 1989, Mr. Webb was a senior consultant specializing in healthcare and life sciences at Booz, Allen & Hamilton, Inc., a consulting firm.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    MEETING ATTENDANCE. During the year ended December 31, 2000, the Board held four meetings and all of the directors attended each meeting. All of the directors attended each meeting of the committee of the Board of which he was a member. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Delaware law in lieu of a meeting.

    AUDIT COMMITTEE. The Audit Committee, which met three times during fiscal 2000, has three members, Mr. Gabrieli (Chairman) and Drs. Crooke and Evnin. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please see also the report of the Audit Committee set forth elsewhere in this Proxy Statement.

    COMPENSATION COMMITTEE. The Compensation Committee, which met once during fiscal 2000, has three members, Mr. Gabrieli (Chairman) and Drs. Crooke and Evnin. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's equity incentive, stock option and stock purchase plans as specified below. Please see also the report of the Compensation Committee set forth elsewhere in this Proxy Statement.

    NOMINATING COMMITTEE. The Company does not have a standing Nominating Committee.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee currently consists of Drs. Crooke and Evnin and Mr. Gabrieli. Mr. Gabrieli is a General Partner of Deer III & Co., the General Partner of Bessemer Venture Partners III L.P., one of the Company's principal stockholders. See "Share Ownership" and "Certain Transactions."

DIRECTOR COMPENSATION

    Effective January 1, 2001, the Company will pay each non-employee director an annual fee of $15,000 for service as a director of the Company. In addition, non-employee directors, are eligible to participate in the Director Plan. There are currently 100,000 shares of common stock reserved for issuance under the Director Plan. Effective January 1, 2001, upon the election or reelection of a non-employee director, such director is automatically granted an option to purchase 25,000 shares of common stock. Prior to January 1, 2001, such director was granted an option to purchase 15,000 shares of common stock upon election or re-election. Options become exercisable with respect to 8,333 shares on each anniversary date of grant for a period of three years, provided that the optionee is still a director of the Company at the opening of business on such date. Each option has a term of ten years. The exercise price for each option is equal to the last sale price for the common stock on the business day immediately preceding the date of grant, as reported on the Nasdaq National Market. The exercise price may be paid in cash, shares of common stock or a combination of both. Options to purchase 15,000 shares were granted under this formula to Dr. Evnin during fiscal year 2000. Options granted to Mr. Webb and Dr. Lauffer are reported under "Executive Compensation--Option Grants in Last Fiscal Year."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain compensation information for the Company's Chief Executive Officer and the Company's other four most highly compensated executive officers who were employed by the Company at the end of 2000 (together, the "Named Executive Officers") for services rendered to the Company in all capacities during the three years ended December 31, 2000.

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                            ANNUAL COMPENSATION($)        ------------
                                       --------------------------------    SECURITIES
                                                                BONUS      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR     SALARY ($)    ($)(1)     OPTIONS(#)    COMPENSATION($)
---------------------------            --------   ----------   --------   ------------   ---------------
Michael D. Webb......................      2000     263,100    110,500       250,000           5,650(2)
  Chief Executive Officer and              1999     236,800     71,040        50,000           5,650(2)
  Secretary                                1998     225,000     77,600            --             850(3)

Stephen C. Knight, M.D...............      2000     247,300     86,600            --           4,800(4)
  President and Chief Operating            1999     235,000     58,700       240,000           4,800(4)
  Officer                                  1998     189,600     43,700            --              --

James E. Smith, Ph.D.................      2000     223,900     67,200            --          35,305(5)
  Executive Vice President,                1999     211,200     63,800            --          71,996(6)
  Research and Development                 1998     200,700     52,500            --          66,005(7)

Randall B. Lauffer, Ph.D.............      2000     200,800     50,200            --           6,020(8)
  Chief Scientific Officer                 1999     189,500     45,500        20,000           6,020(8)
                                           1998     180,000     36,000            --           1,220(9)

Susan M. Flint.......................      2000     178,600     46,300            --           4,800(4)
  Vice President, Regulatory Affairs       1999     169,400     23,700        70,000           4,800(4)
  and Clinical Operations                  1998     159,800     36,800            --              --

------------------------

(1) Bonuses were earned in the year indicated and generally are paid in the subsequent year.

(2) Consists of matching 401(k) contributions ($4,800) and life insurance premiums paid by the Company on behalf of Mr. Webb on a policy for the benefit of Mr. Webb ($850).

(3) Consists of life insurance premiums paid by the Company on behalf of Mr. Webb on a policy for the benefit of Mr. Webb.

(4) Consists of matching 401(k) contributions.

(5) Consists of housing expenses reimbursed to Dr. Smith in connection with his maintaining a residence within close proximity to the Company's offices (30,505) and matching 401(k) contributions (4,800).

(6) Consists of housing expenses reimbursed to Dr. Smith in connection with his maintaining a residence within close proximity to the Company's offices ($67,196) and matching 401(k) contributions ($4,800).

(7) Consists of housing expenses reimbursed to Dr. Smith in connection with his maintaining a residence within close proximity to the Company's offices.

(8) Consists of life insurance premiums paid by the Company on behalf of Dr. Lauffer on a policy for the benefit of Dr. Lauffer ($1,220) and matching 401(k) contributions ($4,800).

(9) Consists of life insurance premiums paid by the Company on behalf of Dr. Lauffer on a policy for the benefit of Dr. Lauffer.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth grants of stock options pursuant to the Company's Equity Plan granted during the fiscal year ended December 31, 2000 to the Named Executive Officers.

                                                                INDIVIDUAL GRANTS (1)                     POTENTIAL REALIZABLE
                                                            -----------------------------                   VALUE AT ASSUMED
                                               NUMBER OF      PERCENT OF                                  ANNUAL RATES OF STOCK
                                               SECURITIES    TOTAL OPTIONS                               PRICE APPRECIATION FOR
                                               UNDERLYING     GRANTED TO      EXERCISE OR                    OPTION TERM (2)
                                                OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION   -----------------------
NAME                                            GRANTED     FISCAL YEAR (%)    ($/SHARE)       DATE        5% ($)      10% ($)
----                                           ----------   ---------------   -----------   ----------   ----------   ----------
Michael D. Webb..............................   250,000(3)        22.504%        12.00        1/27/10    1,886,684    4,781,227
Stephen C. Knight, M.D.......................         0                0             0            N/A            0            0
James E. Smith, Ph.D.........................         0                0             0            N/A            0            0
Randall B. Lauffer, Ph.D.....................         0                0             0            N/A            0            0
Susan M. Flint...............................         0                0             0            N/A            0            0

--------------------------

(1) Stock options were granted under the Company's Equity Plan at an exercise price equal to the fair market value of the Company's common stock at the date of grant.

(2) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock, the optionee's continued employment through the option period and the date on which the options are exercised.

(3) The option vests in five equal annual installments beginning on January 27, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table provides information regarding the exercises of options by each of the Named Executive Officers during the 2000 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock.

                                                               NUMBER OF SECURITIES
                            SHARES                            UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                         ACQUIRED ON         VALUE        OPTIONS AT FISCAL YEAR-END (#)   IN-THE-MONEY OPTIONS AT
NAME                     EXERCISE (#)   REALIZED ($)(1)     EXERCISABLE/UNEXERCISABLE      FISCAL YEAR-END ($)(2)
----                     ------------   ---------------   ------------------------------   -----------------------
Michael D. Webb........      10,000         $47,961              108,300/428,334              $673,108/287,919
Stephen C. Knight,
  M.D..................           0               0              109,112/235,667               391,309/682,584
James E. Smith,
  Ph.D.................      18,182         130,456                67,515/44,667                435,991/52,084
Randall B. Lauffer,
  Ph.D.................           0               0                 4,000/44,000                 11,500/46,000
Susan M. Flint.........      35,666         184,590               14,000/130,333                44,000/202,040

------------------------

(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's common stock of $8.375, the closing sale price per share of the Company's common stock as reported in the Nasdaq National Market on December 29, 2000.

COMPARATIVE STOCK PERFORMANCE GRAPH

    The following graph compares the annual percentage change in the Company's cumulative total stockholder return on its common stock during a period commencing on January 30, 1997 (the first trading day for the Company's common stock) and ending on December 31, 2000 (as measured by dividing (i) the sum of
(A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of Nasdaq Market Index and the Nasdaq Pharmaceutical Stocks Index during such period. The Company has not paid any dividends on its common stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the Media General Financial Services, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

        COMPARISON OF CUMULATIVE TOTAL RETURN AMONG EPIX MEDICAL, INC., NASDAQ (U.S. COMPANIES) INDEX AND NASDAQ PHARMACEUTICAL STOCKS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              1/30/97   1997    1998    1999    2000
EPIX Medical, Inc.                100  185.71  133.04  142.86  119.64
Nasdaq Stock Market (U.S.)        100  114.33  161.23  299.63  180.28
Nasdaq Pharmaceutical Stocks      100   95.31  121.33  228.04  283.65

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee"), which currently consists of Mr. Christopher F. O. Gabrieli and Drs. Luke B. Evnin and Stanley T. Crooke, is responsible for the administration of the compensation program for the Company's executive officers, including the Chief Executive Officer and the other executive officers named in the summary compensation table. The Company's compensation programs are designed to provide a competitive level of total compensation which, at the Company's present stage of development, is heavily weighted toward equity incentive compensation linked to the Company's performance. This program includes base salary and both annual and long-term incentive compensation.

COMPENSATION PHILOSOPHY

    The design and implementation of the Company's executive compensation programs are based on a series of guiding principles derived from the Company's values, business strategy and management requirements. These principles may be summarized as follows:

    - attract, motivate and retain high caliber individuals who are responsible for leading the Company in achieving or exceeding corporation goals and to increase total return to stockholders;

    - provide a total compensation program where a significant portion of compensation is linked to the achievement of individual performance objectives as well as both short-term and long-term corporate performance;

    - align the financial interests of the management team with the Company's financial interests and those of the Company's stockholders; and

    - emphasize reward for performance at the individual, team and corporate levels.

BASE SALARY

    Each fiscal year, the Committee establishes base salaries for individual executive officers based upon (i) industry and peer group surveys prepared by independent consultants, (ii) the responsibilities, scope and complexity of each position, (iii) the individual's tenure in the position and (iv) performance judgments as to each individual's past and expected future contributions. The performance of the companies surveyed is not considered by the Committee. The Chief Executive Officer recommends the base salary amount for each officer other than himself. The Committee then reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's executive officers other than the Chief Executive Officer.

    In general, the Committee reviews and fixes the base salary of the Chief Executive Officer based on comparable competitive compensation data as well as the Committee's assessment of such officer's past performance and its expectations as to such officer's future contributions to the Company's leadership. During 2000, the Chief Executive Officer's base salary was increased to $263,100 from $236,800. The Committee has approved an 7.5% base salary increase to $282,800 for the Chief Executive Officer for 2001.

ANNUAL BONUS

    Beginning in 1998, the Company started a formal short-term incentive plan. The Company's executive officers are eligible for an annual cash bonus, which is based primarily on corporate achievements and individual performance objectives that are established at the beginning of each year. The targeted bonus level for the Chief Executive Officer is 30% of annual salary. After the completion of the year, the Committee reviews the attainment of corporate and individual objectives and awards bonuses in the first quarter of the subsequent year, based on the extent to which corporate objectives were met or exceeded and individual contributions to the Company's overall performance.

    The Company achieved several milestones in 2000, including the advancement of the Phase III efficacy trial for MS-325 to detect aortoiliac occlusions or stenoses and the execution of a series of agreements with Schering Aktiengesellschaft ("Schering AG"), Mallinckrodt, Inc. and Daiichi

Radioisotope Laboratories Ltd. for the worldwide development, manufacturing and marketing of MS-325. The Company obtained a ruling from the European patent office upholding the Company's patents in the European Union and granted Schering AG a non-exclusive royalty bearing license to certain of the Company's patents covering Schering AG's Eovist product. The Company also improved its financial position through an agreement with Acqua Wellington North American Equities Fund Ltd. for an equity financing facility covering the sale of up to $45 million of the Company's common stock over a twenty-eight month period. In recognition of the Chief Executive Officer's leadership in the achievement of these corporate milestones and his contributions to the Company, the Chief Executive Officer was awarded a bonus in the amount of $110,500, 42% of his annual salary in 2000.

EQUITY-BASED LONG-TERM INCENTIVE COMPENSATION

    Long-term incentives for the Company's executive officers are provided through stock option grants under the Equity Plan which are generally provided through initial stock option grants at the date of hire and periodic additional grants. The option grants are intended to motivate the executive officers to improve the Company's long-term performance and to align the financial interests of the management team with the Company's financial interests and those of the Company's stockholders. Awards take into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance and contributions of the officer and competitive market data for similar positions. Options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. The standard vesting schedule provides that a portion of the shares subject to each option vest and become exercisable annually over a five-year period. Certain options granted under the Equity Plan, including some of the options granted to the Named Executive Officers, are subject to different vesting schedules, including schedules that are based on the achievement of certain milestone events as determined by the Committee. In 2000, the Chief Executive Officer received an option to purchase 250,000 shares of common stock.

COMPENSATION DEDUCTIBILITY

    The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") on the Company's compensation programs. Section 162(m) of the Code limits a publicly held company's tax deduction for compensation paid to the chief executive officer and the other four most highly paid officers. Generally, amounts paid in excess of $1 million to a covered executive in any year cannot be deducted. Certain performance based compensation that has been approved by stockholders is not subject to the limit. The Company's policy is to qualify its executive officers' compensation for deductibility under applicable tax laws to the extent reasonable. The Committee will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

                                          By the EPIX Medical, Inc. Compensation
                                          Committee,
                                          Stanley T. Crooke, M.D., Ph.D.
                                          Luke B. Evnin, Ph.D.
                                          Christopher F. O. Gabrieli

                           REPORT OF AUDIT COMMITTEE

    The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market, has furnished the following report:

    The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, which is attached as Appendix A to this proxy statement. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and for issuing a report on those financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for year ended December 31, 2000, the Audit Committee took the following actions:

    - Reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and Ernst & Young LLP, the Company's independent auditors;

    - Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

    - Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

    Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Members of the EPIX Medical, Inc.
                                          Audit Committee
                                          Stanley T. Crooke, M.D., Ph.D.
                                          Luke B. Evnin, Ph.D.
                                          Christopher F. O. Gabrieli

                              CERTAIN TRANSACTIONS

    In June 1999, in connection with the exercise of stock options by Dr. Knight, the Company made a loan to Dr. Knight in the principal amount of $249,993 and bearing interest at the rate of 5.25% per annum (the applicable Federal Funds Rate for long term loans announced for such month). The loan was secured by a pledge of 55,554 shares of the Company's common stock held by Dr. Knight. In 2000, Dr. Knight repaid the loan in full.

    In each of June 1995 and April 1996, the Company made a loan to Dr. Lauffer, each in the principal amount of $50,000 and bearing interest at the rate of 7.31% and 6.51% per annum, respectively (the applicable Federal Funds Rate for long term loans announced for such month). Each of these loans was secured by a pledge of 14,814 shares of the Company's common stock held by Dr. Lauffer. In May 1996, the Company made a loan to Dr. Lauffer in the principal amount of $180,000, bearing interest at the rate of 6.83% per annum (the Applicable Federal Rate for long term loans announced for May 1996) and secured by a pledge of 44,444 shares of the Company's common stock held by Dr. Lauffer. In 2000, Dr. Lauffer repaid all three of these loans in full.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

    In accordance with Section 2 of Article II of the By-laws, the Board of Directors has fixed the number of directors to constitute the full Board of Directors for the ensuing year at five. At the Meeting, one Class II director will be elected to hold office for three years until his respective successor is duly elected and qualified. The Board of Directors has nominated Stanley T. Crooke, M.D., Ph.D. for election to a term of office expiring in 2004.
Dr. Crooke is currently a director and has consented to be nominated and to serve if elected. In the event Dr. Crooke shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. In the event that a vacancy occurs during the year, the Board of Directors may fill such vacancy for the remainder of the full term.

VOTE REQUIRED

    Unless authority to vote for the nominee named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of such nominee. In the event that the nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in the nominee's place. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

    A plurality of the votes properly cast at the Meeting is required to each nominee as a director.

BOARD RECOMMENDATION

    The Board of Directors recommends the election of Stanley T. Crooke as director, and proxies solicited by the Board of Directors will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

                                  PROPOSAL 2:

          AMENDMENT TO AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN

GENERAL

    The Company originally adopted the Equity Plan in July 1992. The Equity Plan was subsequently amended and restated, and the aggregate number of shares of common stock reserved for issuance thereunder is currently 4,599,901 shares (including shares subject to options already granted and shares issued pursuant to options already exercised). The Equity Plan is designed to provide the Company flexibility in awarding equity incentives by providing for multiple types of incentives that may be awarded. The purpose of the Equity Plan is to attract and retain the Company's key employees and consultants and to enable them to participate in the Company's long-term growth.

AMENDMENT

    On March 8, 2001 the Board of Directors voted, subject to stockholder approval, to amend the Equity Plan to increase the aggregate number of shares of common stock available thereunder by an additional 500,000 shares resulting in an aggregate increase to 5,099,901 shares available thereunder, subject to adjustment for stock-splits and similar capital changes. This amendment is being submitted for stockholder approval at the Meeting to ensure continued qualification of the Equity Plan under Nasdaq National Market Rules. The Board believes that this increase is necessary and appropriate to enable the Company to attract and retain the quality of employees and consultants whose services are considered essential to the Company's future progress, to encourage such employees' and consultants' ownership of the Company and to provide them with an incentive to remain as the Company's employees or consultants.

ADMINISTRATION AND ELIGIBILITY

    The Equity Plan provides for the grant of stock options (incentive and nonstatutory), stock appreciation rights, performance shares, restricted stock or stock units for the purchase of shares of common stock. Awards under the Equity Plan can be granted to officers, employees and other individuals as determined by the Compensation Committee, each of whose members is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee administers the Equity Plan, and selects the participants and establishes the terms and conditions of each option or other equity right granted under the Equity Plan, including the exercise price, the number of shares subject to options or other equity rights and the time at which such options become exercisable. The Board may perform any of the functions of the Compensation Committee. The Compensation Committee has adopted guidelines for the number of options awarded to each of the Company's new employees, other than executive officers. The Compensation Committee may change the guidelines at any time. Subject to certain limitations, the Compensation Committee may delegate to one or more of the Company's executive officers the power to make awards to participants who are not subject to Section 16 of the Exchange Act. The Compensation Committee has authorized the Chief Executive Officer to grant options to purchase up to 20,000 shares of common stock each to such participants. In order to comply with the requirements of Rule 16b-3 under the Exchange Act, grants of awards made in 2000 under the Equity Plan to participants who are subject to Section 16 of the Exchange Act are made by the entire Board of Directors.

    The exercise price of all "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code granted under the Equity Plan must be at least equal to the fair market value of the option shares on the date of grant. The term of any ISO granted under the Equity Plan may not exceed ten years. The Company's standard vesting schedule provides that a portion of the shares subject to each option vest and become exercisable yearly over a five-year period. Certain options granted under the Equity Plan, including some of the options granted to the Named Executive Officers, are subject to different vesting schedules, including schedules that are based on the achievement of certain milestone events. See "Executive Compensation--Compensation Committee Report on Executive Compensation--Equity-Based Long-Term Incentive Compensation."

    As of March 31, 2001, approximately 84 employees were eligible to participate in the Equity Plan. The closing price of the Company's common stock, as reported on the Nasdaq National Market on March 31, 2001, was $8.875.

EQUITY PLAN ACTIVITY

    As of March 31, 2001, options to purchase an aggregate of 4,505,332 shares of common stock had been granted under the Equity Plan, of which options to purchase 467,094 shares had been canceled.

Options to purchase 1,035,827 shares had been exercised as of such date and 561,663 shares remain available for the granting of awards under the Equity Plan. No stock appreciation rights or awards other than option grants have been granted under the Equity Plan to date. Of the options granted, 2,454,138 have been granted to the executive management team and 2,051,194 were granted to the employees.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

    INCENTIVE STOCK OPTIONS. An optionee does not realize taxable income upon the grant or exercise of an ISO under the Equity Plan. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as long-term capital gain and any loss sustained will be long-term capital loss and (b) no deduction is allowed to the Company for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

    If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition") then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof and (b) the Company is entitled to deduct such amount. Any further gain realized is taxed as a short-term or long-term capital gain and does not result in any deduction by the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

    NONSTATUTORY STOCK OPTIONS. The optionee realizes no income at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by the Company.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares of common stock present, or represented, and entitled to vote at the Meeting is required for the approval of the proposed amendment to the Equity Plan.

BOARD RECOMMENDATION

    The Company's Board of Directors believes that the amendment to the Equity Plan is in the best interest of the Company and that of the Company's stockholders and recommends a vote FOR the proposal to approve the amendment to the Equity Plan.

                                  PROPOSAL 3:

                  AMENDMENT TO 1996 DIRECTOR STOCK OPTION PLAN

GENERAL

    The purpose of the Director Plan is to attract and retain qualified persons, who are not also officers or employees of the Company, to serve as directors of the Company and to encourage stock ownership in the Company by such directors so as to provide additional incentives to promote the Company's success. The Director Plan currently authorizes the grant of nonstatutory stock options for the purchase of a maximum of 100,000 shares of common stock, subject to adjustment for stock splits and similar capital changes, to Eligible Directors as defined below.

    All non-employee directors of the Company ("Eligible Directors") are eligible to participate in the Director Plan. Currently, three of the Company's five directors are eligible to participate in the Director Plan.

    On January 23, 2001, the Board of Directors voted to increase the size of each grant under the Director Plan from 15,000 shares of common stock for each term to which a director is elected to 25,000 shares for each term. As a result of the increased grant size, the Board anticipated a need to increase the number of shares reserved for issuance under the Director Plan.

AMENDMENT

    On March 8, 2001 the Board of Directors voted, subject to approval of the stockholders, to increase the number of shares of common stock that may be subject to grants under the Director Plan by 100,000 shares to an aggregate of 200,000 shares, subject to adjustment for stock splits and similar capital changes. This proposed amendment is intended to ensure that a sufficient number of shares of common stock are available to be issued to Eligible Directors in the future.

ADMINISTRATION AND ELIGIBILITY

    The Director Plan provides for the grant of stock options for the purchase of common stock to directors who are not employees of the Company. Questions of interpretation of the Director Plan or of any options granted under it are determined by the Board of Directors. Grants of stock options to purchase 25,000 shares of the Company's common stock under the Director Plan are automatic upon each non-employee director's election or re-election to the Board. The exercise price for each option granted under the plan is the closing price for the Company's common stock as reported on the Nasdaq National Market on the last trading day prior to the date of grant. The term of each option granted under the Director Plan is ten years from the date of grant. The Company's standard vesting schedule provides that a portion of the shares subject to each option vest and become exercisable yearly over a three-year period.

    As of March 31, 2001, three of the Company's directors were eligible to participate in the Director Plan. Upon his re-election at the Meeting, Dr. Crooke will receive a stock option to purchase 25,000 shares of the Company's common stock under the Director Plan.

DIRECTOR PLAN ACTIVITY

    As of March 31, 2001, options to purchase an aggregate of 75,000 shares of common stock have been granted under the Director Plan, none of which have been cancelled, leaving 25,000 shares available for future grants.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO DIRECTOR PLAN OPTIONS

    Options granted under the Director Plan are nonstatutory stock options. The director realizes no income at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the director in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by the Company.

VOTES REQUIRED

    The affirmative vote of the holders of a majority in interest of the common stock present, or represented, and entitled to vote at the Meeting is required to approve the proposed amendment to the Director Plan.

BOARD RECOMMENDATION

    The Board of Directors of the Company believes that the proposed amendment to the Director Plan is in the best interest of the Company and its stockholders and recommends a vote FOR the proposal to approve the Amendment to the Director Plan.

                                  PROPOSAL 4:

                 AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

    The purpose of the Employee Purchase Plan is to afford employees of the Company an opportunity to purchase shares of the Company's common stock. The Compensation Committee of the Board of Directors has been appointed by the Board of Directors to administer the Employee Purchase Plan. The Employee Purchase Plan will continue in effect until November 2006.

AMENDMENT

    On March 8, 2001 the Board of Directors voted, subject to approval of the stockholders, to increase the number of shares of common stock that may be purchased under the Employee Purchase Plan by 50,000 shares to an aggregate of 116,666 shares, subject to adjustment for stock splits and similar capital changes. This proposed amendment is intended to ensure that a sufficient number of shares of common stock are available to be issued to meet the demand of the employees enrolled in the plan.

ADMINISTRATION AND ELIGIBILITY

    All full-time employees with the Company are eligible to participate in the Employee Purchase Plan following five months of employment with the Company. Employees whose customary employment is less than twenty (20) hours per week are not eligible. Any employee will be ineligible to be granted an option to purchase shares of common stock under the Employee Purchase Plan if such employee, immediately after the option is granted, would own stock possessing five per cent (5%) or more of the total combined voting power of all classes of stock of the Company. Moreover, no employee may be granted an option which permits his or her rights to purchase stock under the Employee Purchase Plan and under the Company's other employee stock purchase plans under Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such stock (as determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition, any employee will be ineligible to purchase shares during an Offering (as defined below) if such employee's shares aggregated with any other offering exceed the number of shares that may be purchased at an exercise price equal to fifteen percent (15%) (or such lesser percentage as the Board of Directors may determine) of the employee's annual rate of compensation on the date the employee elects to participate in the Offering.

    The Employee Purchase Plan is administered in semi-annual periods (each period referred to as an "Offering") ending, respectively, on the first business day in January and on July 1, each such date referred to below as an "Exercise Date." The purchase price per share of common stock during an Offering is eighty-five per cent (85%) of the lesser of its fair market value on the first day of the Offering or on the applicable Exercise Date, and may be paid through payroll deductions, periodic lump sum payments or a combination of both. Eligible employees participate in the Employee Purchase Plan voluntarily and may withdraw from any Offering at any time before stock is purchased. Participation is terminated automatically upon termination of employment. In the event of a change in the number of shares of common stock outstanding by reason of a stock dividend, stock split or other recapitalization, or by reason of a merger or consolidation or otherwise, the number of shares of stock available under the Employee Purchase Plan will be appropriately adjusted to give effect to such change.

    As of March 31, 2001, approximately 76 employees were eligible to participate in the Employee Purchase Plan.

EMPLOYEE PURCHASE PLAN ACTIVITY

    As of March 31, 2001 an aggregate of 57,375 shares of common stock have been issued under the Employee Purchase Plan, none of which have been cancelled, leaving 9,291 shares available for future purchases.

FEDERAL INCOME TAX CONSEQUENCES

    The Employee Purchase Plan is designed to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Under 423 of the Code, the employee will not realize taxable income at the time he or she purchases stock under the Employee Purchase Plan. However, the employee may be deemed to receive compensation taxable as ordinary income in the year in which he or she disposes of the stock or dies while holding the stock. The rules applicable to the disposition of stock vary depending on whether or not the disposition constitutes a qualifying disposition, that is, a disposition within two years after the first day of the offering period in which the disposed stock was purchased.

VOTES REQUIRED

    The affirmative vote of the holders of a majority in interest of the common stock present, or represented, and entitled to vote at the Meeting is required to approve the proposed amendment to the Employee Purchase Plan.

BOARD RECOMMENDATION

    The Board of Directors of the Company believes that the proposed amendment to the Employee Purchase Plan is in the best interest of the Company and its stockholders and recommends a vote FOR the proposal to approve the Amendment to the Employee Purchase Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's executive officers and directors are required under
Section 16(a) of the Exchange Act to file reports of ownership of Company securities and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

    Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during 2000 the Company's executive officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that one report, covering initial beneficial ownership was filed late by A. Gregory Sorenson; and one report covering changes in beneficial ownership was filed late by Randall B. Lauffer.

                        INFORMATION CONCERNING AUDITORS

    The Board of Directors appointed Ernst & Young LLP, certified public accountants, as independent auditors for the fiscal year ending December 31, 2001. Ernst and Young LLP audited the Company's financial statements for the year ended December 31, 2000 and has served as the Company's independent auditors since 1993. Representatives of Ernst & Young LLP are expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement should they desire to do so.

AUDIT FEES

    The Company paid Ernst & Young LLP a total of $87,000 for their audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year. During the Company's fiscal year ending
December 31, 2000 the Company paid Ernst & Young LLP a total of $59,000 for the provision of other audit related services and assistance with SEC filings.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    In order to be considered for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Stockholders, stockholder nominations of persons for election to the Board and proposals of business to be considered by the stockholders must be received by the Company no later than December 26, 2001. Proposals should be sent to the attention of the Secretary at the Company's offices at 71 Rogers Street, Cambridge, Massachusetts 02142.

      ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

    The By-laws provide that in order for a stockholder to bring business before or propose director nominations at an annual meeting, the stockholder must give written notice to the Company's Secretary not less than 50 days nor more than 75 days prior to the meeting. The notice must contain specified information about the proposed business or each nominee and the stockholder making the proposal or nomination. If less than 65 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, the notice given by the stockholder must be received not later than the 15th day following the day on which the notice of such annual meeting date was mailed or public disclosure made, whichever first occurs.

                            EXPENSES OF SOLICITATION

    The Company will bear the cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement. Proxies may be solicited by the Company's directors, officers or regular employees by mail, by telephone, in person or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of common stock and to obtain voting instructions from such beneficial owners. The Company will reimburse such firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

                                 OTHER MATTERS

    The Meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters that are not known to the directors at the date of printing hereof and that may properly come before the Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

    The Annual Report to Stockholders for the year ended December 31, 2000 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

    Only one Proxy Statement and one Annual Report to Stockholders are being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement and Annual Report to Stockholders to a stockholder at a shared address to which a single copy of the documents was delivered. If a stockholder wishes to receive a separate copy of the Proxy Statement and Annual Report to Stockholders or if stockholders sharing an address are receiving multiple copies and wish to receive only one, notification may be made to the following:

    Name: Sydney Barrett, Investor Relations
    Address: 71 Rogers Street, Cambridge, MA 02142
    Telephone number: 617-250-6012
    Fax number: 617-250-6031

    Whether or not you intend to be present at the Meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

CAMBRIDGE, MASSACHUSETTS
APRIL 17, 2001

    The Company's Annual Report on Form 10-K for the year ended December 31, 2000 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company, is available on the Internet at www.epixmed.com and is available in paper form to beneficial owners of the Company's common stock without charge upon written request to Attention: The Chief Executive Officer, EPIX Medical, Inc. 71 Rogers Street, Cambridge, Massachusetts 02142.

                                                                      APPENDIX A

                               EPIX MEDICAL, INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and on or before June 14, 2001, shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and shall review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence. The committee shall discuss with the auditors the matters included in the written disclosures required by the Independence Standards Board, including, but not limited to, the formal written statement delineating all the relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1 ("ISB No. 1"), which the committee shall receive from the auditors. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

    - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

    - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

    - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                                                      APPENDIX B

                               EPIX MEDICAL, INC.

                AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN

SECTION 1.  PURPOSE

The purpose of the EPIX Medical, Inc. Amended and Restated 1992 Equity Incentive Plan (the "Plan") is to attract and retain key employees and consultants to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company.

SECTION 2.  DEFINITIONS

"Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

"Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit awarded under the Plan.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If a Committee is authorized to grant Options to a Reporting Person or a "covered employee" within the meaning of Section 162(m) of the Code, each member shall be a "Non-Employee Director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act or an "outside director" or the equivalent within the meaning of Section 162(m) of the Code, respectively.

"Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

"Company" means EPIX Medical, Inc.

"Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

"Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

"Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

"Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

"Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

"Participant" means a person selected by the Committee to receive an Award under the Plan.

"Performance Cycle" or "Cycle" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

"Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

"Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

"Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

"Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under
Section 7.

"Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

SECTION 3.  ADMINISTRATION

The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions of the Committee. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to grant Awards to Participants who are not Reporting Persons or covered employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

SECTION 4.  ELIGIBILITY

All employees (including part-time employees), and in the case of Awards other than Incentive Stock Options, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

SECTION 5.  STOCK AVAILABLE FOR AWARDS

       (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 5,099,901 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited without the Participant having had the benefits of ownership (other than voting rights), the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

       (b) In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of
       (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

       (c) Subject to adjustment under subsection (b), no Participant may receive an Award which would result in such Participant having received, during the fiscal year of the Company in which the Award is made, Awards for more than an aggregate of 300,000 shares of Common Stock.

SECTION 6.  STOCK OPTIONS

(a) General.

       (i) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. See subsection (b) below.

       (ii) The Committee shall establish the option price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

       (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

       (iv) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, or by retaining shares otherwise issuable under the Plan, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee may determine.

(b) Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

       (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

       (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

               (y) The option exercise period shall not exceed five years from the date of grant.

       (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

SECTION 7.  STOCK APPRECIATION RIGHTS

       (a) Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. SARs granted in tandem with Options shall have an exercise price of not less than the exercise price of the related Option.

       (b) An SAR related to an Option which can only be exercised during limited periods following a change in control of the Company may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in any stock market in which the Common Stock is usually traded.

SECTION 8.  PERFORMANCE SHARES

       (a) Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

       (b) The Committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

       (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

SECTION 9.  RESTRICTED STOCK

       (a) Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

       (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

SECTION 10.  STOCK UNITS

       (a) Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

       (b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

SECTION 11.  GENERAL PROVISIONS APPLICABLE TO AWARDS

       (a) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

       (b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

       (c) Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

       (d) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

       (e) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

       (f) Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

       (g) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant. In the Committee's discretion, the Participant may pay any taxes due with respect to an Award in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of retention or delivery.

       (h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

       (i) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

SECTION 12.  MISCELLANEOUS

       (a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

       (b) No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

       (c) Effective Date. The 1992 Equity Incentive Plan became effective on July 10, 1992. Subject to the approval of the stockholders of the Company, this Amended and Restated 1992 Equity Incentive Plan will be effective on March 8, 2001. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

       (d) Amendment of Plan. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Committee determines to be necessary or advisable.

       (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                                                      APPENDIX C

                               EPIX MEDICAL, INC.

              AMENDED AND RESTATED 1996 DIRECTOR STOCK OPTION PLAN

1.     PURPOSE.

This Amended and Restated 1996 Director Stock Option Plan (the "Plan") governs options to purchase Common Stock, $.01 par value per share (the "Common Stock"), of EPIX Medical, Inc. (the "Company") granted by the Company to members of the Board of Directors of the Company who are not also officers or employees of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock of the Company by such Directors.

2.     ADMINISTRATION.

Grants of stock options under the Plan shall be automatic as provided in Section
8. However, all questions of interpretation of the Plan or of any options granted hereunder shall be determined by the Board of Directors of the Company (the "Board"). Any and all powers of the Board under the Plan may be exercised by a committee consisting of one or more Directors appointed by the Board.

3.     ELIGIBILITY.

Members of the Board who are not also officers or employees of the Company shall be eligible to participate in the Plan.

4.     SHARES SUBJECT TO THE PLAN.

Options may be granted under the Plan in respect of a maximum of 200,000 shares of Common Stock, subject to adjustment as provided in Section 5 below. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Whenever options under the Plan lapse or terminate or otherwise become unexercisable, the shares of Common Stock which were available for such options shall again be available for the grant of options under the Plan. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

5.     ADJUSTMENT OF NUMBER OF OPTION SHARES.

In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company's Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, and the option price of such options shall be appropriately adjusted so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.

In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, all outstanding options shall terminate; provided, however, that (i) in the event of the liquidation or dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option therefor, such option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan or any Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such outstanding option or issue a substitute option therefor.

No fraction of a share shall be purchasable or deliverable upon exercise of an option, but, in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

6.     NON-STATUTORY STOCK OPTIONS.

All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

7.     FORM OF OPTION AGREEMENTS.

Options shall be granted hereunder pursuant to the terms of Option Agreements which shall be substantially in the form of the attached Exhibit A or in such other form as the Board may from time to time determine.

8.     GRANT OF OPTIONS AND OPTION TERMS.

AUTOMATIC GRANT OF OPTIONS. Commencing after the closing of the initial public offering of the Company's Common Stock, each non-employee director of the Company thereafter elected or reelected to the Board of Directors shall, upon his or her election or reelection, automatically be granted options to purchase 25,000 shares of Common Stock.


No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

DATE OF GRANT. The "Date of Grant" for options granted under this Plan shall be
(i) the date of the respective director's election, for each grant pursuant to clause (i) of the preceding paragraph and (ii) the date of the respective annual meeting of stockholders, for each grant pursuant to clause (ii) of the preceding paragraph.

OPTION PRICE. The option price for each option granted under this Plan shall be the current fair market value of a share of Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company's Common Stock is then quoted on the National Association of Securities Dealers Automated Quotations National Market ("Nasdaq") or traded on any other exchange, then the current fair market value of a share of Common Stock of the Company shall be the closing price for the Company's Common Stock as reported by Nasdaq, or the principal exchange on which the Company's Common Stock is then traded, on the last trading day prior to the Date of Grant.

TERM OF OPTION. The term of each option granted under the Plan shall be ten years from the Date of Grant.

PERIOD OF EXERCISE. Options granted under the Plan shall become exercisable in five equal installments on each of the first, second, third, fourth and fifth anniversaries of the Date of Grant if and only if the option holder is a member of the Board at the opening of business on that anniversary date. Directors holding exercisable options under the Plan who cease to serve as members of the Board of the Company for any reason other than death may, for a period of seven months following the date of cessation of service, exercise the rights they had under such options at the time they ceased being a DIRECTOR. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Director at the time of his death. The rights of the option holder may be exercised by the holder's guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder's estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

METHOD OF EXERCISE AND PAYMENT. Each exercise of an option hereunder may be effected only by giving written notice, in the manner provided in Section 12 hereof, of intent to exercise the option, specifying the number of shares as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Such payment shall be made in cash, by certified or bank check payable to the order of the Company, credit to the Company's account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company, or if the option so provides, (i) in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the total option price for the number of shares of Common Stock for which payment is then being made, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total option price for the number of shares of Common Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check. Shares of Common Stock surrendered in payment of all or part of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board. For purposes hereof, the "Fair Market Value" of the Common Stock shall be the current fair market value of a share of Common Stock of the Common Stock of the Company as determined by the Board of Directors in good faith, provided that if the Company's Common Stock is then quoted on Nasdaq or traded on any other exchange, then the Fair Market Value shall be the closing price for the Company's Common Stock as reported by Nasdaq, or the principal exchange on which the Company's Common Stock is then traded, for the business day immediately preceding the option exercise date.

Receipt by the Company of such notice and payment shall, for purposes of this Plan, constitute exercise of the option or a part thereof. Within twenty (20) days thereafter, the Company shall deliver or cause to be delivered to the optionee a certificate or certificates for the number of shares of Common Stock then being purchased by the optionee. Such shares shall be fully paid and non-assessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the optionee (i) to register or qualify, under the Securities Act of 1933, as amended (the "Securities Act"), any similar federal statute then in force or any state law regulating the sale of securities, any shares of Common Stock covered by an option with respect to which notice of intent to exercise shall have been delivered to the Company or (ii) to take any other action in connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

To the extent determined necessary by counsel to the Company to comply with any applicable law, the Company may require an individual exercising an option to represent that his purchase of shares of Common Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution, and that he will not sell or otherwise dispose of any such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.

NON-TRANSFERABILITY. Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

9.     LIMITATION OF RIGHTS.

NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

NO STOCKHOLDERS' RIGHTS FOR OPTIONS. Directors shall have no rights as stockholders with respect to the shares covered by their options until the date they exercise such options and pay the option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option is exercised and paid for.

10.    STOCKHOLDER APPROVAL.

The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of voting capital stock present or represented and entitled to vote at a meeting of the Company's stockholders. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

11.    AMENDMENT OR TERMINATION.

The Board may amend or terminate this Plan at any time subject to any stockholder approval that the Board deems necessary.

12.    NOTICES.

Any communication or notice required or permitted to be given under this Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Vice President, Finance and Administration at EPIX Medical, Inc., 71 Rogers Street, Cambridge, Massachusetts 02142-0118 and, if to an optionee, to such address as the optionee shall last have furnished to the Company.

13.    GOVERNING LAW.

The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


As adopted by the Board of Directors on November __, 1996

As approved by the Stockholders on November __, 1996

                                                                       EXHIBIT A

                       1996 DSO - _______ ________ Shares

                               EPIX MEDICAL, INC.
              Amended and Restated 1996 Director Stock Option Plan
                      Non-statutory Stock Option Agreement
                            _______________ __, ____

EPIX Medical, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $.01 par value per share of the Company (the "Option") under and subject to the Company's Amended and Restated 1996 Director Stock Option Plan (the "Plan") exercisable only on the following terms and conditions and those set forth on the reverse side of this Agreement:

Name of Optionee:
Address:

Social Security No.
Option Price:
Date of Grant:

Exercisability Schedule:

at any time on or after the first anniversary of the date hereof, as to _________ shares, at any time on or after the second anniversary of the date hereof, as to _________ additional shares, at any time on or after the third anniversary of the date hereof, as to _________ additional shares, at any time on or after the fourth anniversary of the date hereof, as to _________ additional shares, at any time on or after the fifth anniversary of the date hereof, as to _________ additional shares, provided that this Optionee is a member of the Board of Directors of the Company (the "Board") at the opening of business on the date described above and provided that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof.

By signing this Stock Option Agreement and returning on signed copy of to the Company, the Optionee accepts the Option described herein on the terms and conditions set forth herein or in the plan.

EPIX MEDICAL INC. Accepted and agreed to:

By:
       ---------------------------    ---------------------------
Title: Optionee

                               EPIX MEDICAL, INC.
    Amended and Restated 1996 Director Stock Option Plan Terms and Conditions

1. This Option may be exercised from time to time in accordance with the exercisability Schedule for up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares; provided, however, that this Option may not be exercised as to any shares after the expiration of ten years from the date hereof. Written notice of exercise shall be delivered to the Company specifying the number of shares with respect to which the Option is being exercised. Not later than twenty days after the date of the delivery of such notice the Company will deliver to the Optionee a certificate for the number of shares with respect to which the Option is being exercised against payment therefor in cash or by check, credit to the Company's account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to the Company or by shares of the Company's Common Stock, valued at their fair market value as of the date of exercise as determined as provided in the Plan, or in any combination of cash, check and shares of Common Stock. Shares of Common Stock surrendered in payment of the option price shall have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board.

2. The Optionee shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionee shall not be deemed to have any rights to continued service as director by virtue of the grant of this Option.

3. In the event of stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares of securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Board (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.

4. In the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, this option, to the extent outstanding and unexercised, shall terminate; provided, however, that (i) in the event of the liquidation of dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option herefor, this option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to the Plan or this Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless this option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume this option, to the extent outstanding and unexercised, or issue a substitute option therefor.

5. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution or by such other means as may be permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended. This Option is exercisable during the Optionee's lifetime only by the Optionee, provided that this Option may be exercised by the Optionholder's guardian or legal representative in the case of disability and by the beneficiary designated by the Optionholder in writing delivered to the Company, or, if none has been designated, by the Optionholder's estate or his or her transferee on death in accordance with this Section, in the case of death.

6. If the Optionee ceases to serve as a member of the Board for any reason other than death, the Optionee may, for a period of seven months following such cessation of service, exercise the rights which the Optionee had hereunder at the time the Optionee ceased being a director. Upon the death of the Optionee, those entitled to do so shall have the right, at any time within twelve months after the date of death (subject to the prior expiration of the Option exercise period), to exercise in whole or in part any rights which were available to the Optionee at the time of the Optionee's death. This Option shall terminate after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 6, no rights under this Option may be exercised after the expiration of ten years from the date hereof.

7. It shall be a condition to the Optionee's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company's

Common Stock may then be listed, (b) that either (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

8. Any exercise of this Option is conditioned upon the payment, if the Company so requests, by the Optionee or such other person who may be entitled to exercise this Option in accordance with the terms hereof, of all state and federal taxes imposed upon the exercise of this Option and the issue to the Optionee of the shares covered hereby.

9. This Option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

10. This Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Company.

                                                                      APPENDIX D

                               EPIX MEDICAL, INC.

             AMENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN

1.     PURPOSE.

       The purpose of this Amended and Restated 1996 Employee Stock Purchase Plan (the "Plan") is to provide employees of EPIX Medical, Inc. (the "Company"), who wish to become shareholders of the Company an opportunity to purchase Common Stock of the Company (the "Shares"). The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2.     ELIGIBLE EMPLOYEES.

       Subject to the provisions of Sections 7, 8 and 9 below, any individual who is a full-time employee (as defined below) of the Company, or any of its subsidiaries (as defined in Section 424(f) of the Code) the employees of which are designated by the Board of Directors as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in Section 3 below) made by the Company hereunder. Full-time employees shall include all employees whose customary employment is:

       (a) 20 hours or more per week and (b) more than five months in the calendar year during which said Offering Date occurs or in the calendar year immediately preceding such year.

3.       OFFERING DATES.

       From time to time, the Company, by action of the Board of Directors, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is an "Offering" on a date or series of dates (each of which is an "Offering Date") designated for this purpose by the Board of Directors.

4.     PRICES.

       The price per share for each grant of rights hereunder shall be the lesser of:

       (a) eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or (b) eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised.

       At its discretion, the Board of Directors may determine a higher price for a grant of rights.

5.     EXERCISE OF RIGHTS AND METHOD OF PAYMENT.

       (a) Rights granted under the Plan will be exercisable periodically on specified dates as determined by the Board of Directors.

       (b) The method of payment for Shares purchased upon exercise of rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment or both, as determined by the Board of Directors. No interest shall be paid upon payroll deductions unless specifically provided for by the Board of Directors.

       (c) Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by the Company after termination of the right to which the payment relates.

6.     TERM OF RIGHTS.

       The total period from an Offering Date to the last date on which rights granted on that Offering Date are exercisable (the "Offering Period") shall in no event be longer than twenty-seven (27) months. The Board of Directors when it authorizes an Offering may designate one or more exercise periods during the Offering Period. Rights granted on an Offering Date shall be exercisable in full on the Offering Date or in such proportion on the last day of each exercise period as the Board of Directors determines.

7.     SHARES SUBJECT TO THE PLAN.

       No more than 116,666 Shares may be sold pursuant to rights granted under the Plan. Appropriate adjustments in the above figure, in the number of Shares covered by outstanding rights granted hereunder, in the exercise price of the rights and in the maximum number of Shares which an employee may purchase (pursuant to Section 9 below) shall be made to give effect to any mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Plan, provided that no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.

8.     LIMITATIONS ON GRANTS.

       (a) No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary, computed in accordance with Section 423(b)(3) of the Code.

       (b) No employee shall be granted a right which permits his right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such Shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

       (c) No right granted to any participating employee under an Offering, when aggregated with rights granted under any other Offering still exercisable by the participating employee, shall cover more shares than may be purchased at an exercise price equal to fifteen percent (15%) of the employee's annual rate of compensation on the date the employee elects to participate in the Offering or such lesser percentage as the Board of Directors may determine.

9.     LIMIT ON PARTICIPATION.

       Participation in an Offering shall be limited to eligible employees who elect to participate in such Offering in the manner, and within the time limitations, established by the Board of Directors when it authorizes the Offering.

10.    CANCELLATION OF ELECTION TO PARTICIPATE.

       An employee who has elected to participate in an Offering may cancel such election as to all (but not part) of the unexercised rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of any exercise period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee, without interest, unless otherwise determined by the Board of Directors, upon such cancellation.

11.    TERMINATION OF EMPLOYMENT.

       Upon the termination of employment for any reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee or to the employee's estate, without interest unless otherwise determined by the Board of Directors.

12.    EMPLOYEES' RIGHTS AS SHAREHOLDERS.

       No participating employee shall have any rights as a shareholder in the Shares covered by a right granted hereunder until such right has been exercised, full payment has been made for the corresponding Shares and the Share certificate is actually issued.

13.    RIGHTS NOT TRANSFERABLE.

       Rights under the Plan are not assignable or transferable by a participating employee and are exercisable only by the employee.

14.    AMENDMENTS TO OR DISCONTINUATION OF THE PLAN.

       The Board of Directors of the Company shall have the right to amend, modify or terminate the Plan at any time without notice; provided, however, that the then existing rights of all participating employees shall not be adversely affected thereby, and provided further that, subject to the provisions of
Section 7 above, no such amendment to the Plan shall, without the approval of the shareholders of the Company, increase the total number of Shares which may be offered under the Plan.

15.    EFFECTIVE DATE AND APPROVALS.

       This Plan became effective on November __, 1996, the date it was adopted by the Board of Directors, provided that it is approved by the shareholders of the Company within twelve (12) months before or after the date of adoption.

The Company's obligation to offer, sell and deliver its Shares under the Plan is subject to (i) the approval of any governmental authority required in connection with the authorized issuance or sale of such Shares, (ii) satisfaction of the listing requirements of any national securities exchange on which the Shares are then listed and (iii) compliance, in the opinion of the Company's counsel with, all applicable federal and state securities and other laws.

16.    TERM OF PLAN.

       No rights shall be granted under the Plan after November __, 2006.

17.    ADMINISTRATION OF THE PLAN.

       The Board of Directors or any committee or person(s) to whom it delegates its authority (the "Administrator") shall administer, interpret and apply all provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code.

                                   DETACH HERE

                                      PROXY

                               EPIX MEDICAL, INC.
                71 Rogers Street, Cambridge, Massachusetts 02142

                PROXY FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                                  May 23, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Michael D. Webb, Stephen C. Knight, and William T. Whelan, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote all of the shares of capital stock of EPIX Medical, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of EPIX Medical, Inc., 161 First Street, Cambridge, Massachusetts, at 10:00 a.m., and at any and all adjournments thereof, hereby acknowledging receipt of the Proxy Statement for such meeting and revoking any proxy heretofore given with respect to such shares.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

| SEE REVERSE |    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE |
  |  SIDE   |                                                      |  SIDE   |

                                   DETACH HERE

[X] Please mark                                                             ---
votes as in                                                                    |
this example.                                                                  |

1.   Proposal to elect one director.

Nominee:  Stanley T. Crooke, M.D., Ph.D.

          FOR              WITHHELD

          [ ]                [ ]


[   ] -----------------------------
      For the nominee except as noted above

2.   Proposal to amend the Company's Amended         FOR      AGAINST  ABSTAIN
     and Restated 1992 Equity Incentive Plan to      [ ]        [  ]      [ ]
     increase the aggregate number of shares of the Company's common stock which may be granted under such plan by 500,000 shares.

3.   Proposal to amend the Company's 1996            FOR      AGAINST  ABSTAIN
     Director Stock Option Plan to increase          [ ]        [  ]      [ ]
     the aggregate number of shares of the
     Company's common stock which may be granted under such plan by 100,000 shares.

4.   Proposal to amend the Company's 1996            FOR      AGAINST  ABSTAIN
     Employee Stock Purchase Plan to increase        [ ]        [  ]      [ ]
     the aggregate number of shares of the
     Company's common stock which may be granted under such plan by 50,000 shares.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

PLEASE SIGN, DATE AND MAIL THIS PROXY TODAY.

Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                   Date:       Signature:                  Date:
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